                                                                    EXHIBIT 10.4

                                                         Dated: October 20, 1999


                            SECURED PROMISSORY NOTE
                            -----------------------


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to Sycamore Networks, Inc., a Delaware corporation with its principal offices in Chelmsford, Massachusetts ("Sycamore"), or order, the principal sum of ninety-nine thousand nine hundred and seventy eight ($99,978) Dollars on or prior to December 1, 2000, (the "Maturity Date") or on such earlier date on which the undersigned's employment with Sycamore terminates for any reason.

     The outstanding principal balance hereunder shall, commencing on the date hereof, bear interest at the rate of eight and one quarter percent (8.25%) per annum. In the event this Note is paid in full prior to the Maturity Date, the undersigned shall also on the date of such prepayment pay an amount equal to all accrued but unpaid interest, plus all interest which would have accrued and been payable through the Maturity Date had the principal sum of this Note been paid in accordance with the terms of this Note as set forth in the first paragraph of this Note, or such lesser amount as may be required by law. This Note is a full recourse obligation. Further, the obligation to pay the interest and principal on account of this Note is secured by a pledge of 2,631 shares of Common Stock of Sycamore, pursuant to a Security and Pledge Agreement of even date hereof which Security and Pledge Agreement sets forth the rights and obligations of the parties in the event of default as defined in said Pledge Agreement. Further, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any event of default under the Security and Pledge Agreement.

     Payment of principal and interest hereunder shall be made in lawful money of the United States at the offices of Sycamore, 10 Elizabeth Drive, Chelmsford, Massachusetts.

     Maker of this Note hereby waives notice, presentation, and demand and shall be liable for all reasonable expenses of collection in the event of default including counsel fees of the Payee. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts.
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     IN WITNESS WHEREOF, the undersigned has executed the within Note under seal as of the date first above-mentioned.


______________________________               ______________________________
          Witness                            [signature of maker]


                                             ______________________________
                                             Print Name
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                         SECURITY AND PLEDGE AGREEMENT
                         ----------------------------


          This is a Pledge Agreement made as of the 20th day of October, 1999 between Kevin Oye, an individual residing at 14 Upper Warren Way Warren NJ, 07059 ("Pledgor") and Sycamore Networks, Inc., a Delaware corporation with its principal office at 10 Elizabeth Drive, Chelmsford, Massachusetts ("Pledgee").

     1.   Pledge of Collateral.  Pledgor hereby grants Pledgee a security
          --------------------
interest in the shares of Sycamore Networks, Inc. Common Stock ("Shares") identified in Exhibit A, annexed hereto, which Pledgor has delivered to Pledgee, as well as such other instruments, documents, stock certificates, money and goods as may come into Pledgee's possession from time to time, whether through delivery by Pledgor or otherwise (the "Collateral").

     2.   Obligations Secured.  The security interest in the Collateral granted
          -------------------
hereby secures payment and performance of all debts, loans and liabilities of Pledgor to Pledgee arising out of a promissory note from Pledgor to Pledgee of even date herewith in the principal amount of ninety-nine thousand nine hundred and seventy-eight thousand ($99,978) Dollars (the "Note"), together with all interests, fees, charges and expenses with respect to such debt, loan or liability (the "Obligations").

     3.   Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's
          ----------------------------------------------------------
only duty with respect to the Collateral shall be to exercise reasonable care to secure the safe custody thereof. Pledgee shall have the right but not the obligation to (a) demand, sue for, receive and collect all money or money damages payable on account of any Collateral, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral, (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid. Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor.

     4.   Pledgor's Warranties and Indemnity.  Pledgor represents, warrants and
          ----------------------------------
covenants (a) that he is and will be the lawful owner of the Collateral, (b) that the Collateral is and will remain free and clear of all liens, encumbrances and security interests other than the security interest granted by Pledgor hereunder, and (c) that Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof. In the event that any adverse claim is asserted in respect of the Collateral or any portion thereof, except such as may result from an act of Pledgee not authorized hereunder, Pledgor promises and agrees to indemnify Pledgee and hold Pledgee harmless from and against any losses, liabilities, damages, expenses, costs and reasonable counsel fees incurred by Pledgee in exercising any right, power or remedy of Pledgee hereunder or defending, protecting or enforcing the security interests created hereunder. Any such loss, liability or expense so incurred shall be paid by

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Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid.

     5.   Voting of Collateral. While Pledgor is not in default hereunder,
          --------------------
Pledgor may vote shares pledged as Collateral.

     6.   Dividends and Other Distributions.  While Pledgor is not in default
          ---------------------------------
hereunder, Pledgor may receive cash dividends and other cash distributions payable with respect to Collateral. Pledgor shall cause all non-cash dividends and distributions with respect to Collateral to be distributed directly to Pledgee, to be held by Pledgee as additional Collateral, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7.   Pledgor's Default.  Pledgor shall be in default hereunder upon the
          -----------------
occurrence of any of the following events:

     (a) If Pledgor is not paying his debts as they become due, becomes insolvent, files or has filed against him a petition under any chapter of the United States Bankruptcy Code, 11 U.S.C. (S)101 et seq. (or any similar
                                                -- ---
petition under any insolvency law of any jurisdiction), proposes any liquidation, composition or financial reorganization with his creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Pledgor;

     (b)  If Pledgor dies;

     (c) If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Collateral;

     (d)  If any warranty of Pledgor hereunder is or shall become false;

     (e)  If Pledgor fails to fulfill any obligation hereunder;

     (f) If Pledgor fails to pay or perform any of the Obligations when such payment of performance is due.

     8.   Pledgee's Rights Upon Default.  Upon the occurrence of any default as
          -----------------------------
defined in the preceding section, Pledgee may, if Pledgee so elects in its sole option, subject at times to compliance with the securities law and regulations of the United States:

     (a) at any time and from time to time sell, assign and deliver the whole or any part of the Collateral at a sale through a broker in a public market where securities of the type constituting such Collateral are usually traded, without any advertisement, presentment, demand for performance, protest, nature of protest, notice of dishonor or any other notice;

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     (b)  at any time and from time to time sell, assign and deliver all or any part of the Collateral, or any interest therein, at any other public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine, provided that
                                                                   --------
(i) at least ten days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Collateral proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Collateral on terms more favorable to Pledgee than the terms contained in such notice;

     (c) exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Collateral as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

     (d) exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

     9.   Application of Sale Proceeds.  In the event of a sale of Collateral,
          ----------------------------
the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10.  Notices.  All notices made or required to be made hereunder shall be
          -------
sent by United States first class or certified or registered mail, with postage prepaid, by prepaid Federal Express, next day delivery, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail or Federal Express shall be deemed to have been made on the date when the notice is deposited in the mail.

     11.  Heirs, Successors, Etc..  This Pledge Agreement and all of its terms
          -----------------------
and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto. If this Pledge Agreement is executed by more than one Pledgor, then (a) "Obligations" shall include the Obligations of either or both of the Pledgors,
(b) Pledgors shall be in default if any of the events described in Section 7 above takes place with respect to either Pledgor, (c) any notice required of Pledgee shall be given to both Pledgors and (d) all Pledgors' covenants, warranties and representations hereunder shall be joint and several.

     12.  Pledgee's Forbearance.  Any forbearance, failure or delay by Pledgee
          ---------------------
in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right,

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power or remedy. Any single or partial exercise of any right, power or remedy of
Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

          EXECUTED under seal at Chelmsford, Massachusetts, as of the date first above written.


                                         _________________________
                                         [signature]


                                         _________________________
                                         [print name]

Agreed:

Sycamore Networks, Inc.


By:____________________


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                   Exhibit A to Security and Pledge Agreement
                   ------------------------------------------


             2,631 Shares of Sycamore Networks, Inc. Common Stock

                                      -5-